AMENDMENT OF PROMISSORY NOTE

                                 MARCH 28, 2002

The promissory note dated September 15, 2000 and amended March 21, 2001, May 8, 2001, September 30, 2001 and December 17, 2001, whereby Hayseed Stephens Oil Inc., agreed to loan Ness Energy International, Inc., up to $600,000.00 and amended to $2,000,000.oo, at an interest rate of prime plus 2% to be repaid, including interest, in one payment by September 15, 2002. The interest payment was amended to be paid on a current basis as requested. This amendment is as follows.

The repayment date is extended to April 1, 2003.

All other conditions remain unchanged.



1) s/s  Kaye Oakes                          s/s  Hayseed Stephens
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        Witness                                  Hayseed Stephens Oil, Inc.


2) s/s  Deborah Tillery                     s/s  Bob Lee
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        Witness                                  Ness Energy International, Inc.